UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2003

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

801 West Madison Street, Chicago, Illinois 60607

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (773) 645-7866

Item 9. Regulation FD Disclosure

Forward-Looking Statements

When used in this Form 8-K and in other filings by MB Financial, Inc. (the “Company”) with the Securities and Exchange Commission, in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made.  These statements may relate to the Company’s future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items.  By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings and synergies from the Company’s merger and acquisition activities might not be realized within the expected time frames; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs; (3) changes in management’s estimate of the adequacy of the allowance for loan losses; (4) competitive pressures among depository institutions; (5) interest rate movements and their impact on customer behavior and the Company’s net interest margin; (6) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (7) the Company’s ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (8) the Company’s ability to realize the residual values of its operating, direct finance, and leveraged leases; (9) the Company’s ability to access cost-effective funding; (10) changes in financial markets; (11) changes in economic conditions in general and in the Chicago metropolitan area in particular; (12) new legislation or regulatory changes; (13) changes in accounting principles, policies or guidelines; and (14) future acquisitions of other depository institutions or lines of business.

The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Set forth below is material prepared for presentation at an industry conference.

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[LOGO]

Keefe, Bruyette and Woods

Community Bank Investor Conference

July 30, 2003

Mitchell Feiger, President & CEO

Jill E. York, Vice President & CFO

NASDAQ: MBFI

Forward Looking Statements

When used in this material and in filings by MB Financial, Inc. (the “Company”) with the Securities and Exchange Commission, in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to the Company’s future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings and synergies from the Company’s merger and acquisition activities, might not be realized within the expected time frames; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs; (3) changes in management’s estimate of the adequacy of the allowance for loan losses; (4) competitive pressures among depository institutions; (5) interest rate movements and their impact on customer behavior and the Company’s net interest margin; (6)the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (7)the Company’s ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (8) the Company’s ability to realize the residual values of its operating, direct finance, and leveraged leases; (9) the Company’s ability to access cost-effective funding; (10)changes in financial markets; (11) changes in economic conditions in general and in the Chicago metropolitan area in particular; (12) new legislation or regulatory changes; (13)changes in accounting principles, policies or guidelines; and (14) future acquisitions of other depository institutions or lines of business.

The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

MB Financial Snapshot

As of June 30, 2003

Offices	42
Bank subsidiaries	2
Assets	$4.3	billion
Loans	$2.7	billion
Deposits	$3.4	billion
Trust assets under management	$1.3	billion

MB Financial Snapshot

2002 Statistics:

Net income	$46.4	million
Return on equity	14.6%
Return on assets	1.3%
Efficiency ratio	53.5%
Fully diluted EPS	$2.58
Fully diluted EPS – 2003 IBES estimate	$2.93	(+13.6%)
Fully diluted EPS – 2004 IBES estimate	$3.41	(+16.4%)

Market information:

Stock price – July 24, 2003	$40.24
Market capitalization	$720.9	million
P/E (TTM)	14.6
P/E forward (2003 based on IBES estimate)	13.7
P/E forward (2004 based on IBES estimate)	11.8

Chicago Area Branch Map

[GRAPHIC]

801 W. Madison St., Chicago

1200 N. Ashland Ave., Chicago

2 S. LaSalle St., Chicago

303 E. Wacker Dr., Chicago

One E. Wacker Dr., Chicago

One S. Wacker Dr., Chicago

6201 N. Lincoln Ave., Chicago

2965 N. Milwaukee Ave., Chicago

3232 W. Peterson Ave., Chicago

6443 N. Sheridan Rd., Chicago

6422 W. Archer Ave., Chicago

8300 W. Belmont Ave., Chicago

1420 W. Madison St., Chicago

5100 S. Damen Ave., Chicago

1618 W. 18th St., Chicago

3030 E. 92nd St., Chicago

5750 W. 87th St., Burbank

7000 N. County Line Rd., Burr Ridge

990 N. York Rd., Elmhurst

401 N. LaGrange Rd., LaGrange Park

6401 N. Lincoln Ave., Lincolnwood

4010 W. Touhy Ave., Lincolnwood

7000 N. McCormick Rd., Lincolnwood

6201 Dempster Ave., Morton Grove

9147 Waukegan Rd., Morton Grove

15 E. Prospect Ave., Mt. Prospect

7557 W. Oakton St., Niles

7222 W. Cermak Rd., No. Riverside

7501 W. Cermak Rd., No. Riverside

200 W. Higgins Rd., Schaumburg

475 E. 162nd St., So. Holland

16178 S. Park Ave., So. Holland

16340 S. Park Ave., So. Holland

18299 S. Harlem Ave., Tinley Park

16255 S. Harlem Ave., Tinley Park

14122 Chicago Rd., Dolton

1151 State St., Lemont

Key Strategies

•        Dual growth sources

•         Core businesses are growing rapidly

•        Commercial Banking

•        Lease Banking

•        Wealth Management

•        Retail Banking - accelerating

•         Mergers and acquisitions

Key Strategies

•             Balanced revenue and profit streams from four business lines

•             Decreasing dependence on net interest related revenues

•             Remaining focused on current business segments

Commercial Banking

Well developed Commercial Banking business including:

•                       Middle-market business financing

•                       Treasury management

•                       Real estate investor, construction, developer financing

•                       Primarily Chicago metropolitan area

Commercial and Commercial Real Estate Loans Outstanding

[CHART]

Lease Banking

Full complement of services for the leasing industry:

•                       Discounted lease lending

•                       Bridge and working capital loans

•                       Equity investments in lease residuals

•                       Treasury management needs

•                       Lease origination through LaSalle Systems Leasing subsidiary

•                       National business

Discounted Lease Loans Outstanding

[CHART]

Wealth Management

Rapidly expanding business and capabilities:

•                       Trust/Asset Management

•                       Vision Investment Services

•                       Insurance

•                       Geography follows our customers

Wealth Management Revenue

[CHART]

Composition of Trust Assets

[CHART]

* Includes $237 million of the Bank’s portfolio

Retail Banking

•             Consumer and small business

•             Deposit and credit services

•                       Focused on growing core transaction accounts

•                       Introduced new checking products

•                       Recently implemented courtesy overdraft feature

•                       Opportunistic emphasis on ATM business

•                       Well developed expertise in mortgage originations/securitizations

Bank Holding Companies Cook County Deposit Market Share

As of June 30, 2002

Updated for mergers and acquisitions.

Rank	Institution	Type	Branch Count	Total Deposits in Market ($000)	Total Market Share (%)
1	Bank One Corp. (IL)	Bank	108	31,901,431	22.08
2	LaSalle Bank Corporation (IL)	Bank	84	23,414,497	16.20
3	Bank of Montreal (Harris)	Bank	68	12,673,960	8.77
4	Citigroup Inc. (NY)	Bank	38	7,464,552	5.17
5	Northern Trust Corp. (IL)	Bank	9	6,626,691	4.59
6	Charter One Financial (OH)	Bank	66	5,138,573	3.56
7	MAF Bancorp Inc. (IL)	Thrift	29	3,412,766	2.36
8	Fifth Third Bancorp (OH)	Bank	27	3,171,965	2.20
9	MB Financial Inc. (IL)*	Bank	34	3,022,336	2.09
10	Bank of America Corp. (NC)	Bank	1	2,847,708	1.97
11	Corus Bankshares Inc. (IL)	Bank	11	2,081,046	1.44
12	FBOP Corp. (IL)	Bank	19	1,863,269	1.29
13	Taylor Capital Group Inc. (IL)	Bank	10	1,821,134	1.26
14	TCF Financial Corp. (MN)	Bank	110	1,807,788	1.25
15	First Midwest Bancorp Inc. (IL)	Bank	13	1,535,454	1.06
16	U.S. Bancorp (MN)	Bank	21	1,328,777	0.92
17	Metropolitan Bank Group Inc. (IL)	Bank	41	1,294,926	0.90
18	Parkway Bancorp Inc. (IL)	Bank	13	1,230,262	0.85
19	Wintrust Financial Corp. (IL)	Bank	10	1,147,894	0.79
20	Popular Inc. (PR)	Bank	18	1,065,657	0.74

* - Includes South Holland Bancorp

Source: SNL Datasource 4.0 as of July 21, 2003.

Mergers and Acquisitions

•             Provides a secondary source of growth

•             Allows us to strengthen our Company in key business areas

•             We have capitalized on good opportunities over the past ten years

M & A Highlights

2001 to 2003

	Assets

1990 to 2000 (10 mergers and acquisitions)	$1.9	billion

Acquired FSL Holdings, Inc. May 2001	$222	million

MidCity Financial and MB Financial merge November 2001	MOE

Acquired Lincolnwood Financial Corp. April 2002	$240	million

Acquired LaSalle Systems Leasing August 2002	$92	million

Acquired South Holland Bancorp February 2003	$530	million

Divested Abrams Centre Bancshares May 2003	$92	million

M & A Success Factors

•             We get deals done

•             Integration starts as soon as the deal is signed

•             Integration is completed as soon as possible (speed)

•             We deliver promised results

•                       Financial modeling is realistic

•                       Cost savings targets are met

•                       Very experienced M&A management team with proven M&A performance

•             Disciplined acquisition pricing

Recent Acquisition Pricing

Transaction	P/E	P/E Adj*	P/B	Prem/ Dep

FSL	21.7	9.7	1.2	4.3%
Lincolnwood	14.4	9.7	1.6	6.9%
LaSalle Leasing	10.0	6.3	1.3	N/A
South Holland	18.1	8.5	1.2	3.9%

*  P/E Adj is computed as (price – excess equity) / (pre-acquisition core earnings + after-tax cost savings in year one – after tax earnings on excess equity)

Recent Acquisition Pricing

Transaction	IRR	1st Yr EPS	1st Yr Cost Saves

FSL	27%	+3.5%	42%
Lincolnwood	27%	+4.5%	50%
LaSalle Leasing	22%	+3.4%	0%
South Holland	22%	+3.5%	21%

Fully Diluted

Earnings Per Share

[CHART]

  * Including $19.1 million after tax merger charge.
** Current IBES estimate.

Net Income

[CHART]

  * Based upon IBES estimate.

** Excludes $19.1 million after tax merger charge.

What accounts for the outstanding 2002 and 2003 performance?

•             Recent mergers and acquisitions are contributing, as expected, to strong performance

•             Excellent and stable credit quality

•             Significant growth and diversification of our other income sources is offsetting margin compression

•             Increases in core operating expenses are manageable

2003 Review
Net Income

[CHART]

Significant 1st Half 2003 Items

•             Sold Abrams Centre subsidiary resulting in $3.1 million gain, excluding $300 thousand legal settlement

•             Paid off $8.1 million in long-term FHLB advances resulting in prepayment penalty of $1.1 million

•             Sold $47.0 million in low yielding securities resulting in loss of $379 thousand

•             Wrote off $1.0 million in costs capitalized for the planning and construction of a new headquarters facility due to decision to pursue the more cost effective option of buying a new building

25a

2003 Review

Net Interest Income

[CHART]

2003 Review

Net Interest Margin

[CHART]

Net Interest Income Sensitivity

Varying Rate Scenarios

One Year Horizon – 6/30/03

[CHART]

Credit Quality 2003

We are maintaining excellent credit quality in a tough economic environment:

	2000	2001	2002	1H2003
Non-performing assets to total assets	0.52%	0.55%	0.60%	0.52%
Allowance for loan losses to total loans	1.33%	1.19%	1.35%	1.38%
Allowance to non-performing loans	163.88%	152.79%	154.16%	174.29%
Net loan charge-offs to average loans	0.15%	0.42%	0.33%	0.31%*

* annualized

2003 Review

Other Income

[CHART]

* Includes $3.1 million gain on sale of Abrams Centre Bancshares subsidiary.

We are growing and diversifying our other income sources

	Increase

Deposit service fees	$2.9	million +54%
Lease financing, net	$5.0	million +401%
Trust and brokerage	$4.2	million +178%
Other	$1.3	million +52%

2003 Review

Other Expense

[CHART]

*  Includes $11.9 million of other expense related to South Holland and LaSalle Systems Leasing. Also includes $1.1 million related to prepayment of FHLB advances and $1.0 million write-off of headquarters planning expenses.

MBFI Stock Price

[CHART]

MBFI Stock Price

[CHART]

[LOGO]

Keefe, Bruyette and Woods

Community Bank Investor Conference

July 30, 2003

Mitchell Feiger, President & CEO

Jill E. York, Vice President & CFO

NASDAQ: MBFI

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MB Financial, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 30th day of July, 2003.

MB FINANCIAL, INC.

By:	/s/ Jill E. York
Jill E. York
Vice President and Chief Financial Officer (Principal Financial and Principal Accounting Officer)

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